                               HENRY SCHEIN, INC.
                             SENIOR EXECUTIVE GROUP
                        1998 PERFORMANCE INCENTIVE PLAN
                                  PLAN SUMMARY

1.       Introduction

The Performance Incentive Plan (PIP) is Henry Schein's incentive-based annual cash compensation program for the Senior Executive Group (SEG). The Plan is designed to:

o Provide each participating SEG member ("Executive") with an annual cash bonus opportunity so as to

o Foster achievement of specific corporate, business unit and individual performance ("Goals"), and

o Recognize and reward Executives for individual and SEG Team achievements.

The PIP, in conjunction with executive base compensation, is intended to provide Executives with competitive total annual cash compensation that is at or above the median for comparable positions at companies in our industry and at other organizations of our size.


2.       Eligibility

The Chief Executive Officer (CEO) annually determines eligibility for participation in the Plan. Participation is intended to be ongoing. However, changes in assignments may result in an Executive being ineligible to participate in the Plan. Executives currently participating in the Plan are set forth on Exhibit A. Executives will be notified at the beginning of each year regarding their eligibility in the Plan.


3.       PIP Awards

PIP awards are based on:

o        The Company's annual profitability,

o The Company's achievement of other annual corporate financial and operating Goals, and

o        Each Executive's achievement of his or her individual Goals.


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Individual Performance Goals

An Executive's individual performance goals are classified into three categories:

o        Functional area Financial performance,

o        Company Financial Performance, and

o        MBO performance.

The CEO and the person to whom the Executive reports ("Manager") will determine the Executive's Goals at the start of each year. A review of these goals will be an ongoing process. Any changes must be approved by the CEO. Each Executive will have a mid-year performance evaluation to monitor progress and, if necessary, to modify Goals for the second half of the year.

The following table illustrates performance Goals for different types of executive positions:

--------------------------------------------------------------------------------
                  Performance Goals Based on Position and Role
--------------------------------------------------------------------------------
                            |       Range of Performance Goal Categories
                            ----------------------------------------------------
     Executive Segment      |
                            |  Functional        Company
                            |   Financial       Financial        MBO Performance
                            |  Performance     Performance       (See Exhibit D)
                            |(See Exhibit B)  (See Exhibit C)
                            |
--------------------------------------------------------------------------------
Corporate                   |    10 - 40%         10 - 30%          20 - 40%
Management Executives       |
--------------------------------------------------------------------------------
Major Business              |    60 - 70%         10 - 20%          10 - 20%
Unit Executives             |
--------------------------------------------------------------------------------
Supporting Corporate        |    10 - 20%         10 - 20%          40 - 60%
Function Executives         |
--------------------------------------------------------------------------------

Note: This schedule is intended to provide guidelines for development of a specific performance plan for each Executive. Final weighting of performance Goals for each Executive will be determined by the CEO.


Functional Area Financial Performance Goals

For Executives with P&L responsibilities, these Goals are based on the business unit's financial performance measured against each year's financial budgets, in the following areas:

o        Divisional contribution dollars.

o        Group/Divisional Pre-Tax income after "service charges".

o Pre-Tax Income of operating subsidiaries -- sales, gross profit and operating income Goals.


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For Executives with infrastructure or supporting responsibilities, these Goals are based on expense performance relative to the budget (after adjustment for volume of business, if appropriate).

Company Financial Performance Goals

Company net income goals will be set for the entire SEG Team.

MBO Performance Goals

Specific MBO Performance Goals will be developed encompassing:

o Customer service commitment goals that support the Company's three-year Strategic Plan, and

o Team Schein Goals, focused on the professional growth and development of Team Schein Members, and supporting and promoting the Company's cultural cornerstone values.

Acquisitions, New Business Ventures

Goals will be adjusted for acquisitions and new business ventures that are not initially included in the original Company budget. 1998 Financial Performance goals will be subsequently adjusted where appropriate.


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5.       Plan Awards

At the end of each year, individual performance is evaluated relative to Goals, and PIP awards are determined for each performance category. An Executive's PIP award will equal the sum of the awards earned in each category (See Exhibits B, C and D).

In order to receive any PIP award, Executives must be actively employed on March 15 of the year the PIP award is to be paid out. A prorated PIP award may be available, at the discretion of the CEO, if an Executive in the Plan dies, becomes permanently disabled, or retires at the normal retirement age during the Plan year.

PIP awards, less applicable withholdings, will be generally made by March 15 of each year.


6.       The PIP Fund

The annual PIP Fund, consists of the total monies earned each year for Executive's awards for Goal achievement in the three (3) performance categories.




This summary is a general description of the Henry Schein, Inc. Performance Incentive Plan for the Senior Executive Group as of January 1, 1998. This summary is not intended to, nor does it, constitute a contract or guarantee of continued employment. The Company reserves the right to change or terminate the Plan at any time without notice.


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                       1998 PERFORMANCE CATEGORY WEIGHTING
                             SENIOR EXECUTIVE GROUP


                     Functional             Company
 1998 PIP Plan       Financial             Financial              MBO
  Participants      Performance           Performance         Performance
---------------     -----------           -----------         -----------

G. Benjamin              15                   40                  45

J. Breslawski            45                   40                  15

D. Forrest               20                   30                  50

S. LaHood                40                   30                  30

S. Paladino              10                   60                  30

J. Stahly                65                   20                  15

M. Zack                  65                   20                  15

L. David                 15                   20                  65

M. Mlotek                20                   30                  50

L. Gibson                70                   20                  10

B. Haber                 70                   20                  10


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                                                                       EXHIBIT A

                                Henry Schein Inc.
                             Senior Executive Group
                           Performance Incentive Plan


                            Plan Participants - 1998



I        Corporate Management Executives

         "General Managers" of the                          G. Benjamin
         Corporation and Senior Executives for              J. Breslawski
         Major Support Units.                               D. Forrest
                                                            S. LaHood
                                                            S. Paladino
II       Major Business Unit Executives

         Senior Executives of HSI Product                   L. Gibson
         Line/Marketplace Business Units                    B. Haber
                                                            J. Stahly
                                                            M. Zack

III      Supporting Corporate Function
         Executives

         Leaders of Key Corporate-Wide                      L. David
         Support Functions                                  M. Mlotek


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                                                                       EXHIBIT B

                                Henry Schein Inc.
                             Senior Executive Group
                           Performance Incentive Plan
                      1998 Award Levels for Achievement of
                 Functional Financial Goals and Overhead Expense
                            for Infrastructure Groups



                                           Less                            100%
Size of                                    Than           @95%          Incentive                                          Extra-
Functional Financial Goal                  Plan         of Plan           Award          Expected         Outstanding     ordinary
--------------------------------------- -------------------------------------------- --------------- ------------------------------

(>250mm)
Performance Achievement                    90%           95%              98%              100%             115%          130%
Incentive Award Payout*                    50%           75%             100.0%            120%             135%          165%

(75mm-250mm)
Performance Achievement                    90%           95%               98%             100%             140%          170%
Incentive Award Payout*                    50%           75%             100.0%            120%             135%          165%

(<75mm)
Performance Achievement                    85%           95%               98%             100%             170%          200%
Incentive Award Payout*                    50%           75%             100.0%            120%             135%          165%

                                           Less                                            100%
Size of Overhead Budget                    Than       @95 - 98%                          Incentive          Over
                                           Plan        of Plan          Expected           Award           Budget
--------------------------------------- -------------------------------------------- --------------- ------------------------------

Large Overhead Budget (>30mm)
Performance Achievement                     95%           98%             100%             102%             105%
Incentive Award Payout*                    120%          115%             110%            100.0%             50%

Small / Medium Overhead Budget
(0-30mm)
Performance Achievement                     90%           95%             100%             102%             108%
Incentive Award Payout*                    120%          115%             110%            100.0%             50%


    Achievement or lack of achievement of goals beyond the ranges stated are discretionary.


* There will be a proration of awards that fall between the levels listed.


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                                                                       EXHIBIT C

                                Henry Schein Inc.
                             Senior Executive Group
                           Performance Incentive Plan

          1998 Award Levels for Achievement of Company Financial Goals

An Executive's PIP Fund Account award for achievement of Company Performance Financial Goals is based on HSI's actual Earnings Per Share (EPS) measured against the targeted level.

The 1998 EPS target is $1.48 as of March 16, 1998. This target will be adjusted for acquisitions and new business ventures that are not initially included in the original company budget.

              1998 Company Financial Goals and Resulting PIP Awards
              -----------------------------------------------------

                                              % of Incentive Award Payout
             EPS                                 Achieved by Executive

       $1.58 and above                                    180%
            $1.57                                         170%
            $1.56                                         160%
            $1.55                                         150%
            $1.54                                         140%
            $1.53                                         130%
            $1.52                                         124%
            $1.51                                         118%
            $1.50                                         112%
            $1.49                                         106%
            $1.48                                         100%
            $1.47                                         75%
            $1.46                                         73%
            $1.45                                         71%
            $1.44                                         70%
            $1.43                                         68%
            $1.42                                         66%
            $1.41                                         65%
            $1.40                                         60%
            $1.39                                         52%
            $1.38                                         50%
         Below $1.38                                       0%


    Achievement or lack of achievement of goals beyond the ranges stated are discretionary.


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                                                                       EXHIBIT D

                                Henry Schein Inc.
                             Senior Executive Group
                           Performance Incentive Plan


                      1998 Award Levels for Achievement of
                MBO Performance Goals and Team Performance Goals




         MBO Goals                                   % of MBO
      Achievement Level                     Award Earned by Executive*

            70%                                          50%

            80%                                          75%

            90%                                          95%

            95%                                          100%

           100%                                          115%


    Achievement or lack of achievement of goals beyond the ranges stated are discretionary.


* There will be a proration of awards that fall between the levels listed.



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